SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K-A2

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 17, 2002


                    American Resources & Development Company
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Utah                   000-18865                  87-0401400
  ----------------------------   --------------          ------------------
  (State or other jurisdiction    (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)



                       2035 N.E. 181st, Portland, OR 97230
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (503) 492-1500

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On March 29, 2002, American Resources & Development Company terminated HJ & Associates, LLC as its independent auditors. American Resources & Development Company then engaged Child, Sullivan and Company as of March 29, 2002 to serve as American Resources & Development Company's independent auditors for the fiscal year ended March 31, 2002.

         (b) HJ & Associates' report on the financial statements for American Resources & Development Company for the years ended March 31, 2001 and 2000, dated June 26, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles but contained an explanatory paragraph describing conditions that raise substantial doubt about American Resources & Development Company's ability to continue as a going concern as described in Note 12 to the financial statements.

         (c) The decision to terminate HJ & Associates was made by the American Resources & Development Company's Board of Directors.

         (d) During American Resources & Development Company's two most recent fiscal years and through March 29, 2002, there were no disagreements between American Resources & Development Company and HJ & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of HJ & Associates would have caused them to make reference thereto in their report on the financial statements during American Resources & Development Company's two most recent fiscal years.

         (e) During American Resources & Development Company's two most recent fiscal years and through March 29, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         (f) Prior to the engagement of Child, Sullivan and Company as American Resources & Development Company's independent auditors on March 29, 2002, American Resources & Development Company had not consulted with Child, Sullivan and Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on American Resources & Development Company's financial statements, and Child, Sullivan and Company did not provide American Resources & Development Company with a written report or oral advice considered by American Resources & Development Company in reaching a (i) decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         (g) American Resources & Development Company has requested that HJ & Associates furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by American Resources & Development Company in response to this Form 8-K-A2. A copy of such letter, dated June 17, 2002, is filed as Exhibit 16.1 to this Form 8-K-A2.

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ITEM 5. OTHER EVENTS.

         None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16.1 Letter from HJ & Associates, LLC dated June 17, 2002 regarding change in certifying accountant.




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       American Resources & Development Company

                                       /s/ Timothy M. Papenfuss
                                       --------------------------------------
                                       Timothy M. Papenfuss
                                           Vice President, Chief Financial
                                        Officer, Secretary and Treasurer


                                       Date:  June 17, 2002



                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

16.1 Letter from HJ & Associates, LLC dated June 17, 2002 regarding change in certifying accountant.



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